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              SANDWICH CO-OPERATIVE BANK
        PLAN OF REORGANIZATION AND ACQUISITION

     This Plan of Reorganization and Acquisition (the "Plan") is dated as of January 27, 1997, and made between The Sandwich Co-operative Bank, a Massachusetts co-operative bank ("Sandwich" or the "Bank"), and Sandwich Bancorp, Inc., a Massachusetts corporation (the "Holding Company"), pursuant to Section 26B of Chapter 172 of the General Laws of Massachusetts (the "MGL").

     The parties hereto desire to enter into a Plan of Reorganization whereby the corporate structure of Sandwich will be reorganized into the holding company form of ownership. The result of such reorganization (the "Reorganization") will be that, at and after the Effective Time (as defined in Article VI below), all of the issued and outstanding shares of common stock, $1.00 par value per share, of Sandwich ("Bank Common Stock") will be held by the Holding Company, and the former holders of the issued and outstanding shares of Bank Common Stock, except for those stockholders exercising dissenters' rights in accordance with Chapter 156B, Sections 86 to 98 of the MGL, will become the holders of the issued and outstanding shares of common stock, $1.00 par value per share, of the Holding Company ("Holding Company Common Stock").

     Sandwich and the Holding Company have agreed that the Holding Company will acquire all of the issued and outstanding shares of Bank Common Stock in exchange for shares of Holding Company Common Stock pursuant to Chapter 172, Section 26B of the MGL and this Plan of Reorganization. The Plan has been adopted and approved by a majority vote of all the members of the Board of Directors of Sandwich and by a majority vote of all the members of the Board of Directors of the Holding Company.

     NOW, THEREFORE, in consideration of the premises, the Bank and the Holding Company agree as follows:

                          ARTICLE I
                   APPROVAL AND FILING OF PLAN


     1.1 The Plan shall be submitted for approval by the holders of Bank Common Stock at a meeting to be called and held in accordance with applicable provisions of law. Notice of such meeting shall be published at least once a week for two successive weeks in a newspaper of general circulation in the County of Barnstable, Commonwealth of Massachusetts, or for such other times and such other publications as may be required by law or regulation.

     1.2 Upon approval of the Plan by a vote of the holders of two-thirds of the outstanding shares of Bank Common Stock as required by law, the Bank and the Holding Company shall submit the Plan to the Commissioner of Banks of the Commonwealth of Massachusetts (the "Bank Commissioner") for his approval and filing in accordance with the provisions of Section 26B of Chapter 172 of the MGL. The Plan shall be accompanied by such certificates of the respective officers of the Bank and the Holding Company as may be required by law.
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                         ARTICLE II
         CONVERSION AND EXCHANGE OF BANK COMMON STOCK


     2.1 Each share of Bank Common Stock issued and outstanding immediately prior to the Effective Time (other than any shares of Bank Common Stock held by a stockholder who exercises dissenters' rights under applicable provisions of the MGL, as set forth below) shall, at the Effective Time, automatically and by operation of law, be converted into one share of Holding Company Common Stock. Any stockholder who does not wish to exchange his or her shares of Bank Common Stock for shares of Holding Company Common Stock shall be entitled to dissenters' rights as provided under Chapter 156B, Sections 86 to 98 of the MGL.

     2.2 At the Effective Time, the holders of the then issued and outstanding shares of Bank Common Stock (except for any such holder who exercises dissenters' rights) shall, without any further action on their part or on the part of the Holding Company, automatically and by operation of law cease to own such shares and shall instead become owners of one share of Holding Company Common Stock for each share of Bank Common Stock theretofore held by them. Thereafter, such persons shall have full and exclusive power to vote such shares of Holding Company Common Stock, to receive dividends thereon and to exercise all rights of an owner thereof.

     2.3 At the Effective Time, the Holding Company shall, without any further action on its part or on the part of the holders of Bank Common Stock, automatically and by operation of law acquire and become the owner for all purposes of all of the then issued and outstanding shares of Bank Common Stock and shall be entitled to have issued to it by the Bank a certificate or certificates representing such shares. Thereafter, the Holding Company shall have full and exclusive power to
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vote such shares of Bank Common Stock, to receive dividends thereon and to exercise all rights of an owner thereof.

     2.4  Certificates representing shares of Bank Common
Stock that are outstanding immediately prior to the Effective Time (the "Bank Certificates") shall, as the Effective Time, automatically and by operation of law cease to represent shares of Bank Common Stock or any interest therein and each Bank Certificate shall instead represent the ownership by the holder thereof of an equal number of shares of Holding Company Common Stock.

     2.5 After the Effective Time, there shall be no transfers on the stock transfer books of the Bank of shares of Bank Common Stock that were issued and outstanding immediately prior to the Effective Time and converted into shares of Holding Company Common Stock pursuant to the provisions of Section 2.1 hereof. If, after the Effective Time, Bank Certificates are presented for transfer to the Bank, they shall be canceled and exchanged for certificates evidencing the shares of Holding Company Common Stock deliverable in respect thereof as determined in accordance with the provisions set forth in this
Article II.

     2.6 After the Effective Time, the holders of Bank Certificates shall cease to be holders of Bank Common Stock and shall have no rights as stockholders of the Bank other than (i) to receive shares of Holding Company Common Stock into which the shares of Bank Common Stock evidenced by such Bank Certificates have been converted in accordance with the provisions of Section
2.1 hereof, and (ii) the rights afforded to Bank stockholders who chose to exercise dissenters' rights under applicable provisions of the MGL.

                      ARTICLE III
                 CONDITIONS PRECEDENT


     The obligations of the parties to consummate the Reorganization shall be subject to the satisfaction of the following conditions at or prior to the Effective Time:

     3.1 The holders of the outstanding shares of Bank Common Stock, at a meeting of the stockholders of the Bank duly called and held, shall have adopted this Plan by the affirmative vote of stockholders owning at least two-thirds in amount of the issued and outstanding shares of Bank Common Stock.

     3.2 The shares of Holding Company Common Stock to be issued to the stockholders of the Bank pursuant to this Plan shall have been duly registered pursuant to Section 5 of the Securities Act of 1933, as amended (the "Securities Act"), or exempt from such registration pursuant to Section 3(a)(12) of the Securities Act, and the Holding Company shall have complied with all applicable state securities of "blue sky" laws relating to the issuance of the Holding Company Common Stock.

     3.3 All approvals from the Commissioner, the Board of Governors of the Federal Reserve System (the "Federal Reserve") and any other state or federal governmental agency having jurisdiction necessary for the lawful consummation of the Reorganization as contemplated by this Plan shall have been obtained, all conditions imposed by such regulatory approvals shall have been satisfied, and all waiting periods required in connection with any such approvals shall have expired.

     3.4 The Bank shall have received a favorable opinion or opinions from its independent auditors or legal counsel, satisfactory in form and substance to the Bank with respect to the federal and state income tax consequences of the Plan and the Reorganization contemplated thereby.
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
     3.5 The Bank and the Holding Company shall have obtained all other consents, permissions and approvals and shall have taken all actions required by law or agreement, or deemed necessary, by the Bank or the Holding Company, prior to the consummation of the Reorganization and to the Holding Company's having and exercising all rights of ownership with respect to all of the outstanding shares of Bank Common Stock acquired by it under this Agreement.

     3.6 The holders of not more than ten percent (10%) of the outstanding shares of Bank Common Stock shall have elected to exercise dissenters' rights of appraisal in accordance with the requirements of Chapter 156B, Sections 86 to 98 of the MGL, unless this condition is waived by the parties hereto.

                      ARTICLE IV
                       Amendment


     4.1 Any of the terms or conditions of the Plan may be amended or modified in whole or in part at any time, to the extent permitted by applicable law, rules and regulations, by an amendment in writing, provided that any such amendment or modification is not materially adverse to the Bank, the Holding Company or their stockholders. In the event that any governmental agency requests or requires modification of the Plan in order for the Bank to obtain regulatory approval or a favorable ruling, or that in the opinion of counsel to the Bank, such modification is necessary to obtain such approval or ruling, this Plan may be modified, at any time before or after the adoption thereof by the stockholders of the Bank, by an instrument in writing, provided that the effect of such amendment would not be materially adverse to the Bank, the Holding Company or their stockholders.

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                       ARTICLE V
                  Termination of Plan


     5.1 Termination. This Plan may be terminated at any time prior to the Effective Time, at the election of any of the parties hereto, if any one or more of the conditions to the obligations of any of them hereunder shall not have been satisfied and shall have become incapable of fulfillment and shall not be waived. The Plan may also be terminated at any time prior to the Effective Time by the mutual written consent of the parties.

     5.2 No Further Obligation. In the event of the termination of this Plan pursuant to this Article V, the Plan shall be void and of no further force or effect, and there shall be no further liability or obligation of any nature by reason of the Plan or the termination hereof on the part of any of the parties hereto or their respective directors, officers, employees, agents or stockholders.

                      ARTICLE VI
                    Effective Time


     6.1 The "Effective Time" shall mean the time and date, following the satisfaction or waiver of all conditions precedent to the Reorganization specified in Article III, on which a copy of this Plan, with the approval of the Commissioner endorsed thereon, is filed in the office of the Commissioner in accordance with the requirements of Chapter 172, Section 26B of the MGL, or such other time and date as is provided in a supplement to this Plan, as filed in the office of the Commissioner.
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                      ARTICLE VII
            Adoption of Stock Benefit Plans


     7.1 By voting in favor of this Plan, the Holding Company shall have approved adoption of the Sandwich Co-operative Bank 1986 Stock Option Plan and the 1994 Stock Option and Incentive Plan (the "Option Plans") as the stock option plan of the Holding Company and shall have agreed to issue Holding Company Common Stock in lieu of Bank Common Stock pursuant to options currently outstanding under the existing Option Plans. As of the Effective Time, the Option Plans shall automatically, by operation of law, be continued as and become the stock option and incentive plans of the Holding Company. At the Effective Time, (a) each option to purchase shares of Bank Common Stock under the Option Plans outstanding and unexercised immediately prior to the Effective Time shall automatically be converted into an identical option, with identical exercise price, terms and conditions, to purchase an identical number of shares of Holding Company Common Stock in lieu of shares of Bank Common Stock; and (b) stock appreciation rights with respect to shares of Bank Common Stock granted under the Option Plans and outstanding prior to the Effective Time shall automatically become stock appreciation rights with respect to the same number of shares of Holding Company Common Stock with identical terms and conditions. The Holding Company and the Bank shall make appropriate amendments to the Option Plans to reflect the adoption of the Option Plans as the stock option plans of the Holding Company, without adverse effect upon the options, and stock appreciation rights outstanding as of the Effective Time under the Option Plans.
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

                     ARTICLE VIII
                     Miscellaneous


     8.1 This Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     8.2 This Plan may be executed in several identical counterparts, each of which when executed by the parties hereto and delivered shall be an original, but all of which together shall constitute a single instrument.

     8.3 The headings contained in this Plan are for reference purposes only and shall not be deemed to be part of this Plan.

     IN WITNESS WHEREOF, the parties hereto have caused this Plan of Reorganization and Acquisition to be duly executed this 27th day of January 1997 and their corporate seals to be hereunto affixed.


                                   SANDWICH BANCORP, INC.



Corporate Seal                     By: /s/ Frederic D. Legate
                                       _________________________
                                       Frederic D. Legate
                                         President

Attest: /s/ Dana S. Briggs
        -------------------------
        Dana S. Briggs
        Senior Vice President & Clerk









                        SANDWICH COOPERATIVE BANK



Corporate Seal                     By: /s/ Frederic D. Legate
                                       ________________________
                                       Frederic D. Legate
                                         President

Attest: /s/ Dana S. Briggs
        -------------------------
        Dana S. Briggs
        Senior Vice President & Clerk


    I hereby approve this Plan of Reorganization and Acquisition.


August 28, 1997                   /s/ Thomas J. Curry
---------------                   ---------------------
   Date                           Commissioner of Banks

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                           SUPPLEMENT TO
                   SANDWICH CO-OPERATIVE BANK
            PLAN OF REORGANIZATION AND ACQUISITION




     Pursuant to Article VI, Section 6.1 of the Sandwich Co-operative Bank Plan of Reorganization and Acquisition (the "Plan"), the Plan is hereby supplemented so that the Effective Time shall mean 5:00 p.m. on September 30, 1997, the Plan shall therefore be effective, with the approval of the Commissioner endorsed thereon, on 5:00 p.m. on September 30, 1997.



                              SANDWICH BANCORP, INC.

                              By: /s/ Frederic D. Legate
                                  __________________________
                                  Frederic D. Legate
                                    President


                              THE SANDWICH CO-OPERATIVE BANK

                              By: /s/ Frederic D. Legate
                                  ___________________________
                                  Frederic D. Legate
                                    President


Dated: September 22, 1997